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                                                                      EXHIBIT 21


AMERICAS -                                                                    JURISDICTION
Convergenet Technologies, Inc.                                                California
DCC Executive Security Inc.                                                   Delaware
Dell America Latina Corp.                                                     Delaware
Dell Auction L.P.                                                             Texas
Dell Catalog Sales Corporation                                                Delaware
Dell Catalog Sales L.P.                                                       Texas
Dell Comercial do Brasil Ltda.                                                Brazil
Dell Computadores do Brasil Ltda.                                             Brazil
Dell Computer Corporation                                                     Delaware
Dell Computer Corporation                                                     Ontario, Canada
Dell Computer de Chile Corp.                                                  Delaware
Dell Computer de Chile Ltda                                                   Chile
Dell Computer de Colombia Corp.                                               Delaware
Dell Computer de Mexico, S.A. de C.V.                                         Mexico
Dell Computer Holdings Corporation                                            Delaware
Dell Computer Holdings L.P.                                                   Texas
Dell Computer India Corporation                                               Delaware
Dell Computer Services de Mexico de C.V.                                      Mexico
Dell Direct Sales Corporation                                                 Delaware
Dell Direct Sales L.P.                                                        Texas
Dell Eastern Europe Corporation                                               Delaware
Dell Export Sales Corporation                                                 Barbados
Dell Funding Corporation                                                      Delaware
Dell Gen. P. Corp                                                             Delaware
Dell International Incorporated                                               Delaware
Dell Marketing Corporation                                                    Delaware
Dell Marketing L.P.                                                           Texas
Dell Mexicana, S. de R.L. de C.V.                                             Mexico
Dell Mexicana Servicios, S. de R.L. de C.V.                                   Mexico
Dell Products Corporation                                                     Delaware
Dell Products L.P.                                                            Texas
Dell Products (Mexico) L.L.C.                                                 Delaware
Dell Puerto Rico Corp.                                                        Puerto Rico
Dell Quebec Inc.                                                              Quebec
Dell Receivables Gen. P. Corp                                                 Delaware
Dell Receivables L.P.                                                         Texas
Dell Services Corporation                                                     Delaware
Dell Services L.P.                                                            Texas
Dell USA Corporation                                                          Delaware
Dell USA L.P.                                                                 Texas
Dell Ventures Corporation                                                     Delaware
Dell Ventures L.P.                                                            Texas
Dell World Trade L.P.                                                         Texas
Dellnet Limited                                                               Canada


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
EUROPE, MIDDLE EAST AND AFRICA
Bracknell Boulevard Management Company Limited                                United Kingdom
Dell Computer FZ - LLC                                                        U.A.E.
Dell Computer (Italia) S.p.A.                                                 Italy
Dell Computer (Proprietary) Ltd                                               South Africa
Dell Computer A.B.                                                            Sweden
Dell Computer A/S                                                             Denmark
Dell Computer A.S.                                                            Norway
Dell Computer B.V.                                                            Netherlands
Dell Computer Corporation Limited                                             United Kingdom
Dell Computer EEIG                                                            United Kingdom
Dell Computer Ges.m.b.H                                                       Austria
Dell Computer GmbH                                                            Germany
Dell Computer Holdings (Europe) B.V.                                          Netherlands
Dell Computer Holding I, SGPS, Unipessoal Lda                                 Madeira
Dell Computer Holding II, SGPS, Unipessoal Lda                                Madeira
Dell Computer International (II) - Comercio de Computadores Sociedade
     Unipessoal Lda                                                           Madeira, Portugal
Dell Computer Limited                                                         Ireland
Dell Computer N.V.                                                            Belgium
Dell Computer N.V. - Madeira Branch                                           Madeira
Dell Computer Poland, Sp.z.o.o.                                               Poland
Dell Computer Portugal - Comercio de Computadores e Servicos, Unipessoal,     Madeira
     Lda
Dell Computer S.A.                                                            France
Dell Computer S.A.                                                            Spain
Dell Computer S.A.                                                            Switzerland
Dell Computer spol. sro                                                       Czech Republic
Dell Direct                                                                   Ireland
Dell Distribution (EMEA) Limited                                              United Kingdom
Dell Distribution (EMEA) Limited Magyarorszagi Kereskedelmi Kepviselet -      Hungary
     Rep. Office
Dell Financial Services International Limited                                 Ireland
Dell Products                                                                 Ireland
Dell Products (Europe) B.V.                                                   Netherlands & resident in Ireland
Dell Products (Asia) B.V.                                                     Netherlands
Dell Products II                                                              Ireland
Dell Research                                                                 Ireland
Oy Dell Computer A.B.                                                         Finland

ASIA-PACIFIC/JAPAN
Dell Asia Pacific Sdn.                                                        Malaysia
Dell Asia Pacific Sdn. Philippines Representative Office                      Philippines
Dell Asia Pacific Sdn. India Liaison Office                                   India
Dell Asia Pacific Sdn. Vietnam Representative Office
Dell Computer (China) Co. Ltd.                                                China
Dell Computer (China) Co., Ltd., Beijing Liaison Office                       China
Dell Computer (China) Co., Ltd., Chengdu Liaison Office                       China

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
Dell Computer (China) Co., Ltd., Guangzhou Liaison Office                     China
Dell Computer (China) Co., Ltd., Hangzhou Liaison Office                      China
Dell Computer (China) Co., Ltd., Nanjing Liaison Office                       China
Dell Computer (China) Co., Ltd., Shanghai Liaison Office                      China
Dell Computer (China) Co., Ltd., Shenzhen Liaison Office                      China
Dell Products L.P. Beijing Representative Office                              China
Dell Products L.P. Shanghai Representative Office                             China
Dell Products L.P. Shenzhen Representative Office                             China
Dell Computer (China) Co., Ltd. Beijing Branch                                China
Dell Computer (China) Co., Ltd. Shanghai Branch                               China
Dell Computer (Thailand) Co., Ltd.                                            Thailand
Dell Computer Asia Pte. Ltd.                                                  Singapore
Dell Computer Asia, Limited                                                   Hong Kong
Dell Computer Corporation                                                     Korea
Dell Computer Kabushiki Kaisha" and designated in English as "Dell Computer   Japan
     Corporation".
Dell Computer India Private Limited                                           India
Dell Computer Limited                                                         New Zealand
Dell Computer PTY. Limited                                                    Australia
Dell Products (Asia) B.V., Taiwan Branch                                      Taiwan
Dell Computer Corporation, Taiwan Representative Office                       Taiwan